                                                                      EXHIBIT 99

                        TERM SHEET DATED January 18, 2000

         Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                           $886,500,000 (Approximate)



--------------------------------------------------------------------------------
                      Conseco Finance Securitizations Corp.
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                                 [CONSECO LOGO]

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         Certificates for Manufactured Housing Contracts, Series 2000-1
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED January 18, 2000

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2000-1
                           $886,500,000 (Approximate)
                               Subject to Revision

Seller          Conseco Finance Securitizations Corp.

Servicer        Conseco Finance Corp., formerly Green Tree Financial Corporation

Trustee         U.S. Bank National Association, St. Paul, MN

Underwriters    Lehman Brothers Inc. (Lead),
                J.P. Morgan Securities Inc. (Co),
                Merrill Lynch, Pierce, Fenner & Smith Incorporated (Co),
                Prudential Securities (Co).

OFFERED CERTIFICATES:

=============== ================ =========================== =================== ======================
                    Amount         Ratings (Moody's/Fitch)     WAL at 175% MHP     Exp. Final Maturity
--------------- ---------------- --------------------------- ------------------- ----------------------
To Call
    A-1           $138,500,000            Aaa/AAA                  0.95                  12/01
    A-2            $40,000,000            Aaa/AAA                  2.00                  05/02
    A-3           $130,500,000            Aaa/AAA                  3.00                  12/03
    A-4           $125,000,000            Aaa/AAA                  5.00                  07/06
    A-5           $313,000,000            Aaa/AAA                  10.71                 01/13
    M-1            $45,000,000             Aa2/AA                  9.33                  01/13
    M-2            $36,000,000              A2/A                   9.33                  01/13
    B-1            $27,000,000            Baa2/BBB                 5.70                  09/07
    B-2            $31,500,000           Baa3/BBB+                 11.08                 01/13

To Maturity
    A-5           $313,000,000            Aaa/AAA                  12.10                 05/21
    M-1            $45,000,000             Aa2/AA                  10.01                 05/19
    M-2            $36,000,000              A2/A                   10.01                 05/19
    B-2            $31,500,000           Baa3/BBB+                 13.12                 05/19
Total Balance     $886,500,000
--------------- ---------------- --------------------------- ------------------- ----------------------

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:             January 31, 2000 for a portion of the Pool and
                          February 28, 2000 for the remaining portion of the Pool, in each case for contracts other than Subsequent
                          Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

EXP. PRICING:             Week of January 17, 2000

EXP. SETTLEMENT/
CLOSING DATE:             February 8, 2000

LEGAL FINAL:              March 1, 2031

REMITTANCE DATE:          The 1st day of each month (or if such 1st day is not a
                          business day, the next succeeding business day), commencing on April 3, 2000.

OTHER CERTIFICATES:       In addition to the Offered Certificates, the Class
                          B-3I and Class C Certificates will also be issued. The
                          Class B-3I Certificates are interest-only Certificates and the Class C Certificates (Class C Master and Class
                          C Subsidiary Certificates) are residual Certificates.
                          The Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance Corp. and will be fully subordinated to the Offered
                          Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:               Two separate REMIC Elections will be made with respect
                          to the Trust for federal income tax purposes.

OPTIONAL PURCHASE:        20% cleanup call or auction sale subject to certain
                          requirements if call is not exercised.

THE CONTRACT POOL:        On the Closing Date, the Trust expects to purchase (i)
                          manufactured housing contracts having an aggregate principal balance of approximately $472,151,596 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                          "Additional Contracts").

PRE-FUNDING ACCOUNT:      On the Closing Date, a portion of the proceeds from
                          the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the
                          "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                          "Pre-Funding Period") for inclusion in the Contract
                          Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A
                          Certificateholders sequentially on the next Remittance
                          Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CREDIT ENHANCEMENT:       Class A    17% subordination (Class M-1, Class M-2,
                                     Class B-1, Class B-2 and
                                     overcollateralization) and Excess Spread

                          Class M-1  12% subordination (Class M-2, Class B-1,
                                     Class B-2 and overcollateralization) and
                                     Excess Spread

                          Class M-2  8% subordination (Class B-1, Class B-2 and
                                     overcollateralization) and Excess Spread

                          Class B-1  5% subordination (Class B-2 and
                                     overcollateralization) and Excess Spread

                          Class B-2  Limited Guarantee, overcollateralization
                                     and Excess Spread

                          There will be initial overcollateralization of approximately 1.5% building to 2.0% (as described in the next succeeding paragraph) of the sum of (i) the aggregate Cut-Off Date principal balance of the manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                          The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until the overcollateralization amount equals 2.0% of (i) the aggregate Cut-Off Date principal balance of manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

DISTRIBUTIONS:            Certificateholders will be entitled to receive on each
                          Remittance Date commencing in April 2000, to the extent that the Amount Available in the Certificate
                          Account (together with, in the case of the Class B-2
                          Certificates, the Guarantee Payment, as described below) is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related
                          Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in April 2000, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                          The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                          The "Due Period" with respect to all Remittance Dates other than the Remittance Date in April 2000, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                          With respect to the Remittance Date in April 2000, the Due Period is the period from and including February 1, 2000 to and including March 15, 2000.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST ON THE           Interest will be distributed first to each Class of
CLASS A, CLASS M-1,       the Class A Certificates, then to the Class M-1
CLASS M-2 AND CLASS B-1   Certificates, then to the Class M-2 Certificates and
CERTIFICATES:             then to the Class B-1 Certificates. Interest on the
                          outstanding Class A Principal Balance, Class M-1
                          Adjusted Principal Balance, Class M-2 Adjusted
                          Principal Balance, and Class B-1 Adjusted Principal
                          Balance, as applicable, will accrue from the Closing
                          Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following
                          Remittance Date.

                          Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                          The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                          The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                          The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                          In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE          After the payment of all interest distributable to the
CLASS A, CLASS M-1,       Class A, Class M-1, Class M-2, and Class B-1
CLASS M-2 AND CLASS B-1   Certificateholders, principal will be distributable in
CERTIFICATES:             the following manner:

                          The Class A Percentage will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificateholders.

                          The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                          The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                          The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                          The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                          (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any,
                          (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                          The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and (vi) the Class B Principal Balance must not be less than $18,000,000.

PURCHASE OPTION;          Commencing on the first Remittance Date when the
AUCTION SALE              aggregate scheduled principal balance of the contracts
                          is less than or equal to 20% of the aggregate Cut-off
                          Date principal balance of the contracts, the holder of the Class C Subsidiary Certificate (see "Other
                          Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                          If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:       Interest on the outstanding Class B-2 Principal
                          Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                          To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and
                          (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                          In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:      Except for payments of the Class B-2 Liquidation Loss
                          Amount under the Limited Guarantee, the Class B-2
                          Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied;
                          provided, however, that if the Class A Principal
                          Balance, the Class M-1 Principal Balance, the Class
                          M-2 Principal Balance and the Class B-1 Principal
                          Balance have been reduced to zero, the Class B-2
                          Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus
                          Supplement.

                          On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. Conseco Finance Corp. will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates. Conseco Inc., the parent of Conseco Finance Corp., has no obligation with respect to the Class B-2 Certificates.

LOSSES ON LIQUIDATED      If Net Liquidation Proceeds from Liquidated Contracts
CONTRACTS:                in the respective collection period are less than the
                          Scheduled Principal Balance of such Liquidated
                          Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                          Servicing Fee (as long as Conseco Finance Corp. is the
                          Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class B-1
                          Certificateholders, then the Class M-2
                          Certificateholders and then the Class M-1
                          Certificateholders, since a portion of the Amount
                          Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                          Certificateholders.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 52% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco does not expect that the characteristics of the Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                            THE INITIAL CONTRACT POOL

------------------------------------------------- ---------------------------
Number of Contracts:                                                9,860
Wgt. Avg. Contract Rate:                                           10.21%
Range of Rates:                                            5.25% - 19.25%
Wgt. Avg. Orig. Maturity:                                      334 months
Wgt. Avg. Rem. Maturity:                                       330 months
Avg. Rem Princ. Balance:                                       $47,885.56
Wgt. Avg. LTV:                                                     86.50%
New/Used:                                                   81.3% / 18.7%
Park/Private:                                               19.9% / 80.1%
Single/Double:                                              21.9% / 78.1%
Land/Home:                                                          53.7%
Step Rate:                                                          4.27%
Conventional:                                                        100%
------------------------------------------------- ---------------------------

                                              YEARS OF ORIGINATION OF INITIAL CONTRACTS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                               % of Contracts by
                                                                   Aggregate Principal       Outstanding Principal
                  Origination Year          Number of Contracts    Balance Outstanding              Balance
          --------------------------------- -------------------- ------------------------- --------------------------

                        1983                            1             $    14,573.62                       *
                        1985                          119                 754,363.96                    0.2%
                        1986                          118                 755,669.66                    0.2%
                        1987                            8                  54,522.34                       *
                        1988                            7                  70,042.40                       *
                        1989                            1                  14,541.74                       *
                        1990                          473               6,316,351.95                    1.3%
                        1991                          386               4,545,896.81                    1.0%
                        1996                            1                  84,701.84                       *
                        1998                           38               2,995,622.54                    0.6%
                        1999                        8,677             455,092,557.95                   96.4%
                        2000                           31               1,452,751.61                    0.3%
          --------------------------------- -------------------- ------------------------- --------------------------
          Total:                                    9,860           $ 472,151,596.42                  100.0%
          --------------------------------- -------------------- ------------------------- --------------------------

          *   Indicates an amount greater than 0.00% but less than 0.05%.
          (1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                         GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                               % of Contracts by
                                            Number of Contracts    Aggregate Principal        Original Principal
          States                                                   Balance Outstanding              Balance
          --------------------------------- -------------------- ------------------------- --------------------------
          Michigan                                   779            $  49,441,827.32                  10.5%
          Florida                                    644               33,473,715.42                   7.1%
          Texas                                      756               32,788,327.83                   6.9%
          North Carolina                             821               32,337,883.67                   6.8%
          Georgia                                    659               28,974,889.73                   6.1%
          Washington                                 236               20,821,408.00                   4.4%
          Indiana                                    322               19,915,794.81                   4.2%
          Alabama                                    594               18,748,568.03                   4.0%
          Ohio                                       296               18,369,313.41                   3.9%
          Tennessee                                  323               14,625,282.17                   3.1%
          South Carolina                             391               13,822,759.58                   2.9%
          Colorado                                   205               12,943,714.53                   2.7%
          Oregon                                     152               12,783,200.54                   2.7%
          California                                 307               12,728,617.43                   2.7%
          Arizona                                    258               12,558,204.44                   2.7%
          Kentucky                                   251               11,999,590.06                   2.5%
          New York                                   185                9,973,454.23                   2.1%
          Pennsylvania                               211                9,503,228.57                   2.0%
          Virginia                                   239                8,872,689.41                   1.9%
          Mississippi                                203                6,593,801.23                   1.4%
          Maine                                       88                5,927,709.38                   1.3%
          Minnesota                                  124                5,639,423.79                   1.2%
          Oklahoma                                   142                5,286,056.41                   1.1%
          New Mexico                                 159                5,245,042.08                   1.1%
          Nevada                                      87                4,796,285.25                   1.0%
          Illinois                                   116                4,756,297.90                   1.0%
          Arkansas                                   142                4,701,224.33                   1.0%
          Idaho                                       68                4,560,851.65                   1.0%
          Missouri                                   139                4,219,608.33                   0.9%
          West Virginia                              110                4,197,989.46                   0.9%
          New Hampshire                               63                3,868,818.99                   0.8%
          Utah                                        50                3,696,455.92                   0.8%
          Vermont                                     51                3,632,112.50                   0.8%
          Montana                                     62                3,534,881.02                   0.7%
          Iowa                                        79                3,424,894.13                   0.7%
          Wyoming                                     62                3,403,652.88                   0.7%
          South Dakota                                64                2,826,347.38                   0.6%
          Kansas                                      81                2,694,531.42                   0.6%
          Louisiana                                   83                2,682,561.55                   0.6%
          Delaware                                    53                2,671,426.53                   0.6%
          Wisconsin                                   59                2,668,930.32                   0.6%
          Nebraska                                    46                2,446,383.20                   0.5%
          Maryland                                    42                1,534,376.93                   0.3%
          North Dakota                                30                1,484,318.42                   0.3%
          New Jersey                                  12                  463,641.01                   0.1%
          Massachusetts                                6                  247,582.97                   0.1%
          Connecticut                                  8                  147,391.13                      *
          Rhode Island                                 1                   93,564.99                      *
          Washington DC                                1                   22,966.14                      *
          --------------------------------- -------------------- ------------------------- --------------------------
          Total:                                   9,860            $ 472,151,596.42                 100.0%
          --------------------------------- -------------------- ------------------------- --------------------------
          *   Indicates an amount greater than 0.00% but less than 0.05%.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          (1)  Percentages may not add to 100% due to rounding.

                                           DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                              % of Contracts by
          Original Contract                     Number of          Aggregate Principal      Outstanding Principal
          Amount (in Dollars)                   Contracts          Balance Outstanding             Balance
          --------------------------------- -------------------- ------------------------- --------------------------
          0.00 - 9,999.99                            225             $  1,572,951.79                   0.3%
          10,000.00 - 19,999.99                    1,472               17,311,378.53                   3.7%
          20,000.00 - 29,999.99                    1,561               36,025,143.20                   7.6%
          30,000.00 - 39,999.99                    1,556               52,955,374.15                  11.2%
          40,000.00 - 49,999.99                    1,034               45,962,361.64                   9.7%
          50,000.00 - 59,999.99                      953               52,158,927.89                  11.0%
          60,000.00 - 69,999.99                      753               48,745,130.31                  10.3%
          70,000.00 - 79,999.99                      664               49,701,738.14                  10.5%
          80,000.00 - 89,999.99                      538               45,558,345.02                   9.6%
          90,000.00 - 99,999.99                      418               39,530,297.99                   8.4%
          100,000.00 - 109,999.99                    254               26,580,320.91                   5.6%
          110,000.00 - 119,999.99                    175               19,997,157.59                   4.2%
          120,000.00 - 129,999.99                    103               12,798,659.94                   2.7%
          130,000.00 - 139,999.99                     62                8,371,261.29                   1.8%
          140,000.00 - 149,999.99                     31                4,477,286.45                   0.9%
          150,000.00 - 159,999.99                     32                4,962,731.81                   1.1%
          160,000.00 - 169,999.99                      9                1,484,915.08                   0.3%
          170,000.00 - 179,999.99                      9                1,563,344.88                   0.3%
          180,000.00 - 189,999.99                      3                  562,628.15                   0.1%
          190,000.00 - 199,999.99                      2                  391,097.25                   0.1%
          200,000.00 - 209,999.99                      1                  202,036.21                      *
          220,000.00 - 229,999.99                      2                  447,804.73                   0.1%
          230,000.00 - 239,999.99                      2                  476,472.11                   0.1%
          310,000.00 - 319,999.99                      1                  314,231.36                   0.1%
          --------------------------------- -------------------- ------------------------- --------------------------
          Total:                                   9,860            $ 472,151,596.42                 100.0%
          --------------------------------- -------------------- ------------------------- --------------------------
          *   Indicates an amount greater than 0.00% but less than 0.05%.
          (1) Percentages may not add to 100% due to rounding.

                                              CURRENT CONTRACT RATE OF INITIAL CONTRACTS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                              % of Contracts by
                                                Number of          Aggregate Principal      Outstanding Principal
          Contract Rate                         Contracts          Balance Outstanding             Balance
          --------------------------------- -------------------- ------------------------- --------------------------
          5.001 - 6.000                               11             $  1,022,815.29                    0.2%
          6.001 - 7.000                               80                7,280,307.31                    1.5%
          7.001 - 8.000                            1,316              112,493,388.09                   23.8%
          8.001 - 9.000                            1,000               83,230,883.61                   17.6%
          9.001 - 10.000                             884               57,367,783.72                   12.2%
          10.001 - 11.000                          1,081               56,205,763.97                   11.9%
          11.001 - 12.000                          1,130               45,958,010.14                    9.7%
          12.001 - 13.000                          1,284               42,645,119.45                    9.0%
          13.001 - 14.000                          1,359               32,860,221.86                    7.0%
          14.001 - 15.000                          1,222               22,746,804.58                    4.8%
          15.001 - 16.000                            302                6,673,816.02                    1.4%
          16.001 - 17.000                            133                2,761,024.00                    0.6%
          17.001 - 18.000                             51                  853,064.74                    0.2%
          18.001 - 19.000                              5                   39,495.74                       *
          19.001 - 20.000                              2                   13,097.90                       *
          --------------------------------- -------------------- ------------------------- --------------------------
          Total:                                   9,860            $ 472,151,596.42                  100.0%
          --------------------------------- -------------------- ------------------------- --------------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          *   Indicates an amount greater than 0.00% but less than 0.05%.
          (1) Percentages may not add to 100% due to rounding.

                                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                               % of Contracts by
           Loan to Value                         Number of         Aggregate Principal       Outstanding Principal
           Ratio                                 Contracts         Balance Outstanding              Balance
          --------------------------------- -------------------- ------------------------- --------------------------
          Less than or equal to 25.00                 27             $  1,185,829.29                    0.3%
          25.01 - 30.00                               21                  814,360.55                    0.2%
          30.01 - 35.00                               27                1,320,708.24                    0.3%
          35.01 - 40.00                               42                2,274,914.45                    0.5%
          40.01 - 45.00                               48                1,955,276.64                    0.4%
          45.01 - 50.00                               56                2,480,290.15                    0.5%
          50.01 - 55.00                               77                3,712,722.92                    0.8%
          55.01 - 60.00                              103                5,092,586.38                    1.1%
          60.01 - 65.00                              146                7,977,211.23                    1.7%
          65.01 - 70.00                              204               10,664,706.47                    2.3%
          70.01 - 75.00                              371               20,559,440.15                    4.4%
          75.01 - 80.00                              903               44,504,379.67                    9.4%
          80.01 - 85.00                              799               42,407,962.11                    9.0%
          85.01 - 90.00                            3,315              148,548,421.86                   31.5%
          90.01 - 95.00                            2,708              141,529,877.07                   30.0%
          95.01 - 96.00                              399               16,581,016.56                    3.5%
          96.01 - 97.00                               30                1,252,149.67                    0.3%
          97.01 - 99.00                               38                1,980,780.36                    0.4%
          99.01 - 100.00                             546               17,308,962.65                    3.7%
                                                     ---               -------------                    ----
          Total:                                   9,860            $ 472,151,596.42                  100.0%
          --------------------------------- -------------------- ------------------------- --------------------------
          (1)  Percentages may not add to 100% due to rounding.


                                          REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

          --------------------------------- -------------------- ------------------------- --------------------------
                                                                                               % of Contracts by
                                                 Number of         Aggregate Principal       Outstanding Principal
          Months Remaining                       Contracts         Balance Outstanding              Balance
          --------------------------------- -------------------- ------------------------- --------------------------
          1-30                                        286             $   668,512.15                    0.1%
          31 - 60                                     241               2,011,751.07                    0.4%
          61 - 90                                     621               7,805,458.90                    1.7%
          91 - 120                                    426               7,152,094.08                    1.5%
          121 - 150                                   279               6,239,538.90                    1.3%
          151 - 180                                   689              16,284,078.37                    3.4%
          181 - 210                                     4                 163,449.94                       *
          211 - 240                                   793              25,227,091.23                    5.3%
          241 - 270                                     3                 103,404.50                       *
          271 - 300                                   625              22,988,860.34                    4.9%
          301 - 330                                     6                 269,640.38                    0.1%
          331 - 360                                 5,887             383,237,716.56                   81.2%
          --------------------------------- -------------------- ------------------------- --------------------------
          Total:                                    9,860         $ 472,151,596.42                    100.0%
          --------------------------------- -------------------- ------------------------- --------------------------
          *   Indicates an amount greater than 0.00% but less than 0.05%.
          (1) Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES

                           75% MHP             125% MHP            175% MHP            250% MHP            300% MHP
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                      -----------------   -----------------   ------------------   -----------------   -----------------
To Call
A-1                     1.69     05/03      1.20     05/02      0.95     12/01      0.73     07/01      0.64     04/01
A-2                     3.69     04/04      2.56     01/03      2.00     05/02      1.53     11/01      1.33     08/01
A-3                     5.69     06/07      3.91     03/05      3.00     12/03      2.26     12/02      1.96     08/02
A-4                     9.68     05/12      6.72     09/08      5.00     07/06      3.50     05/04      2.99     09/03
A-5                    18.45     06/21     13.88     08/16     10.71     01/13      7.63     08/09      6.30     03/08
M-1                    15.91     06/21     11.76     08/16      9.33     01/13      7.55     08/09      6.77     03/08
M-2                    15.91     06/21     11.76     08/16      9.33     01/13      7.55     08/09      6.77     03/08
B-1                    10.23     07/13      7.06     08/09      5.70     09/07      5.24     09/06      5.05     04/06
B-2                    18.70     06/21     14.06     08/16     11.08     01/13      8.57     08/09      7.53     03/08
To Maturity
A-5                    19.70     11/27     15.37     01/25     12.10     05/21      8.71     08/16      7.18     04/14
M-1                    16.57     11/27     12.44     12/22     10.01     05/19      8.33     01/16      7.61     04/14
M-2                    16.57     11/27     12.44     12/22     10.01     05/19      8.33     01/16      7.61     04/14
B-2                    20.80     11/27     16.07     12/22     13.12     05/19     10.65     01/16      9.64     05/14

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.


                                                        Additonal Contracts
                                                        -------------------

                           Aggregate Principal             Wtd Avg Original        Wtd Avg Remaining        Wtd Avg Contract
  Months Remaining         Balance Outstanding                  Term                       Term                  Rate
  ----------------     ---------------------------      ---------------------    ----------------------    ---------------------

       0 - 120                 $   4,315,734.05                106                       106                 15.867%
     121 - 180                    10,389,130.51                176                       176                 14.898%
     181 - 240                    13,457,940.58                240                       240                 14.058%
     241 - 300                     9,921,027.68                300                       300                 13.907%
     301 - 360                   164,764,570.76                360                       360                 10.758%
                               ----------------               ----                      ----                 -------
       Total                   $ 202,848,403.58                334                       334                 11.452%

                                                        Subsequent Contracts
                                                        --------------------

                           Aggregate Principal             Wtd Avg Original        Wtd Avg Remaining        Wtd Avg Contract
  Months Remaining         Balance Outstanding                  Term                       Term                  Rate
  ----------------     ---------------------------      ---------------------    ----------------------    ---------------------
       0 - 120                     4,787,023.93                106                       106                 15.867%
     121 - 180                    11,523,651.77                176                       176                 14.898%
     181 - 240                    14,927,584.23                240                       240                 14.058%
     241 - 300                    11,004,430.84                300                       300                 13.907%
     301 - 360                   182,757,309.23                360                       360                 10.758%
                               ----------------               ----                      ----                 -------
       Total                   $ 225,000,000.00                334                       334                 11.452%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.